EXHIBIT 32.1
                       DIGITAL DESCRIPTOR SYSTEMS, INC.
               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digital Descriptor Systems, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Shupin, Chairman, President, and Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Annual Report on Form 10-KSB of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Digital Descriptor Systems, Inc. and will be retained by Digital Descriptor Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  April 15, 2005


/s/ Anthony Shupin
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Anthony Shupin
President and Chief Executive Officer